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                                                                 Exhibit 10.16.2

[WESTERN DIGITAL LOGO]

                                                     Western Digital Corporation
                                                         20511 Lake Forest Drive
                                                   Lake Forest, California 92630

                                                               Tel: 949.672.7821

                                                               RAYMOND M. BUKATY
                                           Senior Vice President, Administration
                                                     General Counsel & Secretary


November 15, 2006

Hossein M. Moghadam
c/o Western Digital Corporation
20511 Lake Forest Drive
Lake Forest, California 92630


          RE:  AMENDMENT OF RESTRICTED STOCK AWARD AGREEMENT

Dear Hossein:

        Reference is made to that certain Notice of Grant of Restricted Stock and Restricted Stock Agreement between you and Western Digital Corporation, a Delaware corporation (the "COMPANY"), with an award date of November 17, 2005 (the "AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

        The purpose of this letter agreement is to amend the vesting schedule set forth on the cover page of your Agreement so that the installment of shares of Restricted Stock currently scheduled to vest on November 17, 2006 shall instead be scheduled to vest on the earlier to occur of (i) the first business day after the day on which the mandatory trading restriction applicable to the Company's directors and executive officers pursuant to Regulation BTR under the Securities Exchange Act of 1934, as amended, ends, or (ii) December 29, 2006.

        This letter agreement does not modify any other terms of the Agreement except as expressly set forth above.

        If this letter accurately sets forth our agreement with respect to the foregoing matters, please sign the enclosed copy of this letter and return it to me.


                                        Sincerely,

                                        /s/ Raymond M. Bukaty

                                        Raymond M. Bukaty
                                        Senior Vice President, Administration,
                                        General Counsel and Secretary


Acknowledged and Agreed:

By:     /s/ Hossein M. Moghadam
        ------------------------------------
        Hossein M. Moghadam